UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-05715

The Gabelli Convertible and Income Securities Fund Inc.

(Exact name of registrant as specified in charter)

One Corporate Center
Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

John C. Ball
Gabelli Funds, LLC
One Corporate Center
Rye, New York 10580-1422

(Name and address of agent for service)

Registrant's telephone number, including area code: 1-800-422-3554

Date of fiscal year end: December 31

Date of reporting period: June 30, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

The Gabelli Convertible and Income Securities

Fund Inc.

Semiannual Report — June 30, 2022

(Y)our Portfolio Management Team

Mario J. Gabelli, CFA	Thomas H. Dinsmore, CFA	James A. Dinsmore, CFA
Chief Investment Officer	Portfolio Manager	Portfolio Manager
	BS, Wharton School,	BA, Cornell University
	University of Pennsylvania	MBA, Rutgers University
MA, Fairleigh Dickinson University

To Our Stockholders,

For the six months ended June 30, 2022, the net asset value (NAV) total return of The Gabelli Convertible and Income Securities Fund was (25.9)%, compared with a total return of (11.1)% for the Bloomberg Government/ Credit Bond Index. The total return for the Fund’s publicly traded shares was (18.1)%. The Fund’s NAV per share was $4.46, while the price of the publicly traded shares closed at $5.40 on the New York Stock Exchange (NYSE). See page 4 for additional performance information.

Enclosed are the financial statements, including the schedule of investments, as of June 30, 2022.

Investment Objective (Unaudited)

The Gabelli Convertible and Income Securities Fund is a diversified, closed-end management investment company whose primary investment objective is to seek a high level of total return through a combination of current income and capital appreciation.

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.gabelli.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. To elect to receive all future reports on paper free of charge, please contact your financial intermediary, or, if you invest directly with the Fund, you may call 800-422-3554 or send an email request to info@gabelli.com.

Performance Discussion (Unaudited)

The first half of fiscal 2022 has been difficult for risk assets, and this was true for convertible securities. Growth multiples on the underlying common shares have contracted as the U.S. Federal Reserve Bank has raised rates to fight inflation. Widening credit spreads have weighed on the more interest rate sensitive convertibles. This combination has led to the first decline in convertibles while interest rates moved higher than in nearly 30 years. In difficult environments such as this, we have found it useful to consider our past experience and look for the opportunities that the market is giving us. Going forward, it appears there are good reasons to be optimistic, as market declines such as this have often provided greater availability of attractive convertible securities.

With equity markets declining, we have seen premiums and yields expand substantially in some convertibles. This is what the security is expected to do and a sign that these issues are acting as expected by outperforming their underlying equities as they have moved lower. In past markets like the one we are experiencing now, these issues have often reached levels where their yields are competitive with the straight, non-convertible debt they might have outstanding, implying that the call on the stock costs the buyer little or nothing. Many of these have very attractive yields to maturity, in businesses with positive cash flows and solid balance sheets. As these convertibles are well below par, we would expect to see them move to par at maturity or, in the event that the company is acquired for cash, the holders would receive par for these bonds on the merger closing date. It is also possible that the stock price could rise again and provide a capital gain. The Fund is looking to take advantage of these inefficiencies in this market.

Convertible issuance has been a hot topic over the last few years, with record issuance levels in 2020 and 2021. The primary market slowed significantly in the first half of 2022 with only 21 deals totaling $9 billion, the slowest rate of issuance since 2003. We do think it is likely that many potential issuers will still look to bring convertible securities to the market as the year progresses. The Bloomberg Barclays Index now consists of 587 issues with a total market capitalization of $287.4 billion.

While we saw few new issues in the first half, a number of companies tested the waters with indications of potential deals only to pull them, given the market conditions. These companies and many more may still need capital to operate, and the convertible market remains one of the least expensive ways for them to raise that capital. In past downturns, the convertible market has been one of the first markets to rebound both from an issuance and performance perspective. This is because convertibles can be issued quickly and less expensively than traditional bonds or equity. The equity optionality allows investors in these issues to participate in the upside as the market recovers.

The Fund has underperformed the Bloomberg Barclays Convertibles Index, the Bloomberg US High Yield Index, the Bloomberg US Credit (IG) Index, and the 5-7 year U.S Treasury Index for the fiscal YTD. The Fund’s leverage, which has been helpful when there have been positive returns, detracted from performance during this period. The Fund outperformed all but one of its 7 closed-end convertible fund peers for this period*. For these six months, our top contributors to performance included: Vocera, a software company that was acquired during this period; Swedish Match, a non-cigarette tobacco company based in Sweden; Bunge (1.19% of total investments as of June 30, 2022), an agribusiness and food company; and Chart Industries (1.46%), an engineering company that specializes in cryogenic infrastructure. Our top detractors were: Mercado Libre (1.37%), an online commerce platform headquartered in Uruguay; Zscaler Inc., (1.37%) a multinational cloud security company; and Broadcom, a global semiconductor and infrastructure software solutions company.

This has been a difficult year so far across most financial markets. Despite this, we have some reasons for optimism and remain focused on the convertibles that offer the best opportunities for asymmetrical returns. We have managed convertibles through multiple downturns in the past, and have seen how they can be a great tool for companies to raise capital despite uncertainty while offering investors a risk adjusted way to participate in a recovery.

*AVK, BCV, CHI, CHY, ECF, NCV, and NCZ

Thank you for your investment in the The Gabelli Convertible and Income Securities Fund Inc.

We appreciate your confidence and trust.

The views expressed reflect the opinions of the Fund’s portfolio managers and Gabelli Funds, LLC, the Adviser, as of the date of this report and are subject to change without notice based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Comparative Results

Average Annual Returns through June 30, 2022 (a) (Unaudited)
	Six Months	1 Year	5 year	10 year	15 year	Since Inception (7/3/89)

The Gabelli Convertible and Income Securities Fund (GCV) NAV Total Return (b)	(25.91)%	(28.20)%	4.84%	6.48%	4.56%	6.45%
Investment Total Return (c)	(18.08)	(10.12)	11.43	9.36	5.90	6.73	(d)
Bloomberg Government/Credit Bond Index	(11.10)	(10.89)	1.05	1.66	3.36	N/A	(e)
Lipper Convertible Securities Fund Average	(19.19)	(18.50)	9.72	9.40	6.81	8.36	(f)

(a)   Performance returns for periods of less than one year are not annualized. Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. The Fund’s use of leverage may magnify the volatility of net asset value changes versus funds that do not employ leverage. When shares are sold, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. The Bloomberg Government/Credit Bond Index is a market value weighted index that tracks the performance of fixed rate, publicly placed, dollar denominated obligations. The Lipper Convertible Securities Fund Average reflects the average performance of open-end funds classified in this particular category. Dividends and interest income are considered reinvested. You cannot invest directly in an index.

(b)   Total returns and average annual returns reflect changes in the NAV per share, reinvestment of distributions at NAV on the ex-dividend date, and adjustments for rights offerings and are net of expenses. Since inception return is based on an initial NAV of $10.00.

(c)   Total returns and average annual returns reflect changes in closing market values on the NYSE, reinvestment of distributions, and adjustments for rights offerings. Since inception return is based on an initial offering price of $11.25 on March 31, 1995.

(d)   Since inception return is from March 31, 1995 when the Fund converted to closed-end status; before this date, the Fund had no operating history on the NYSE.

(e)   The Bloomberg Government/Credit Bond Index inception date is January 29, 1999.

(f)    From June 30, 1989, the date closest to the Fund’s inception for which data is available.

Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of total investments as of June 30, 2022:

The Gabelli Convertible and Income Securities Fund Inc.

Computer Software and Services	17.8%
Financial Services	9.3%
Health Care	9.0%
Business Services	8.3%
Real Estate Investment Trusts	6.3%
Security Software	6.1%
Energy and Utilities	5.6%
Semiconductors	5.5%
Communications Equipment	5.2%
U.S. Government Obligations	4.1%
Diversified Industrial	3.7%
Telecommunications	3.6%
Airlines	2.3%
Computer Hardware	2.2%
Consumer Services	1.9%
Cable and Satellite	1.8%
Automotive: Parts and Accessories	1.3%
Agriculture	1.2%
Broadcasting	1.2%
Transportation	1.0%
Automotive	0.8%
Retail	0.7%
Consumer Products	0.6%
Food and Beverage	0.2%
Specialty Chemicals	0.2%
Materials	0.1%
Energy and Energy Services	0.0%*
100.0%

*	Amount represents less than 0.05%.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the SEC) for the first and third quarters of each year on Form N-PORT. Stockholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-PORT is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how each Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

The Gabelli Convertible and Income Securities Fund Inc.

Schedule of Investments — June 30, 2022 (Unaudited)

Principal Amount		Cost	Market Value
	CONVERTIBLE CORPORATE BONDS — 76.0%
	Airlines — 2.3%
$585,000	JetBlue Airways Corp.,
	0.500%, 04/01/26	$588,739	$433,192
1,930,000	Southwest Airlines Co.,
	1.250%, 05/01/25	2,350,745	2,279,813
		2,939,484	2,713,005
	Automotive — 0.8%
1,000,000	Ford Motor Co.,
	Zero Coupon, 03/15/26	1,117,249	917,000

	Broadcasting — 1.1%
865,000	fuboTV Inc.,
	3.250%, 02/15/26	801,025	274,205
588,000	Liberty Media Corp.-
	Liberty Formula One, 1.000%, 01/30/23	591,337	1,016,285
		1,392,362	1,290,490
	Business Services — 8.3%
2,100,000	2U Inc.,
	2.250%, 05/01/25	2,001,093	1,800,750
1,000,000	BigBear.ai Holdings Inc.,
	6.000%, 12/15/26(a)	1,000,000	781,218
1,000,000	BigCommerce Holdings Inc.,
	0.250%, 10/01/26(a)	1,017,668	692,500
3,000,000	Perficient Inc.,
	0.125%, 11/15/26(a)	2,917,803	2,443,637
1,610,000	Shift4 Payments Inc.,
	Zero Coupon, 12/15/25	1,713,195	1,298,465
1,565,000	Stride Inc.,
	1.125%, 09/01/27	1,428,736	1,553,262
1,500,000	TechTarget Inc.,
	Zero Coupon, 12/15/26(a)	1,467,759	1,211,185
		11,546,254	9,781,017
	Cable and Satellite — 1.8%
	DISH Network Corp.
2,000,000	Zero Coupon, 12/15/25	1,777,202	1,410,200
1,000,000	3.375%, 08/15/26	1,005,770	678,000

	Communications Equipment — 3.4%
2,000,000	InterDigital Inc.,
	3.500%, 06/01/27(a)	2,049,108	2,034,000
2,000,000	Radius Global Infrastructure Inc.,
	2.500%, 09/15/26(a)	2,000,000	1,946,250
		4,049,108	3,980,250

Principal Amount		Cost	Market Value
	Computer Hardware — 2.1%
$1,500,000	3D Systems Corp.,
	Zero Coupon, 11/15/26(a)	$1,066,017	$1,047,000
1,000,000	Desktop Metal Inc.,
	6.000%, 05/15/27(a)	1,000,000	1,412,000
		2,066,017	2,459,000
	Computer Software and Services — 17.8%
1,265,000	8x8 Inc.,
	0.500%, 02/01/24	1,294,821	1,078,353
1,000,000	Akamai Technologies Inc.,
	0.375%, 09/01/27	996,529	998,500
1,750,000	Bandwidth Inc.,
	0.250%, 03/01/26	1,701,247	1,212,750
250,000	Blackline Inc.,
	0.125%, 08/01/24	250,329	275,150
1,225,000	Dropbox Inc.,
	Zero Coupon, 03/01/28	1,160,883	1,077,234
1,850,000	Edgio Inc.,
	3.500%, 08/01/25	1,767,632	1,573,845
721,000	GDS Holdings Ltd.,
	2.000%, 06/01/25	632,457	729,111
1,992,000	i3 Verticals LLC,
	1.000%, 02/15/25	1,892,173	1,897,380
	Lumentum Holdings Inc.
1,250,000	0.500%, 12/15/26	1,312,892	1,286,750
870,000	0.500%, 06/15/28(a)	870,000	749,940
800,000	MakeMyTrip Ltd.,
	Zero Coupon, 02/15/28	815,955	790,800
1,500,000	Match Group Financeco 3 Inc.,
	2.000%, 01/15/30(a)	1,503,286	1,629,750
1,000,000	MercadoLibre Inc.,
	2.000%, 08/15/28	982,168	1,618,000
1,000,000	PAR Technology Corp.,
	2.875%, 04/15/26	889,487	1,153,812
1,500,000	Progress Software Corp.,
	1.000%, 04/15/26	1,501,507	1,455,750
1,165,000	Q2 Holdings Inc.,
	0.750%, 06/01/26	1,180,295	972,193
640,000	Varonis Systems Inc.,
	1.250%, 08/15/25	644,456	755,840
1,118,000	Veritone Inc.,
	1.750%, 11/15/26(a)	1,089,644	716,485
1,050,000	Workiva Inc.,
	1.125%, 08/15/26	1,082,013	1,139,250
		21,567,774	21,110,893
	Consumer Services — 1.9%
640,000	Callaway Golf Co.,
	2.750%, 05/01/26	663,707	860,400

See accompanying notes to financial statements.

The Gabelli Convertible and Income Securities Fund Inc.

Schedule of Investments (Continued) — June 30, 2022 (Unaudited)

Principal Amount		Cost	Market Value
	CONVERTIBLE CORPORATE BONDS (Continued)
	Consumer Services (Continued)
	NCL Corp. Ltd.
$470,000	5.375%, 08/01/25	$477,183	$454,161
472,000	1.125%, 02/15/27(a)	472,000	307,980
	Royal Caribbean Cruises Ltd.
270,000	4.250%, 06/15/23	281,759	259,200
445,000	2.875%, 11/15/23	445,000	404,674
		2,339,649	2,286,415
	Diversified Industrial — 3.4%
600,000	Chart Industries Inc.,
	1.000%, 11/15/24(a)	600,862	1,726,500
1,458,000	Patrick Industries Inc.,
	1.750%, 12/01/28(a)	1,507,637	1,173,690
1,363,000	Xometry Inc.,
	1.000%, 02/01/27(a)	1,184,714	1,162,639
		3,293,213	4,062,829
	Energy and Utilities — 2.8%
1,908,000	Array Technologies Inc.,
	1.000%, 12/01/28(a)	1,752,979	1,358,496
795,000	Bloom Energy Corp.,
	2.500%, 08/15/25	821,692	987,310
950,000	Ormat Technologies Inc.,
	2.500%, 07/15/27(a)	950,000	1,013,650
		3,524,671	3,359,456
	Financial Services — 5.3%
1,000,000	Block Inc.,
	0.125%, 03/01/25	1,385,408	942,500
630,000	Digitalbridge Operating Co. LLC,
	5.750%, 07/15/25(a)(b)	714,770	1,422,225
1,750,000	HCI Group Inc.,
	4.750%, 06/01/42(a)	1,750,000	1,809,500
1,750,000	SoFi Technologies Inc.,
	Zero Coupon, 10/15/26(a)	1,227,618	1,163,172
1,750,000	Upstart Holdings Inc.,
	0.250%, 08/15/26(a)	1,116,913	987,000
		6,194,709	6,324,397
	Health Care — 6.8%
445,000	Coherus Biosciences Inc.,
	1.500%, 04/15/26	447,558	291,253
	CONMED Corp.
1,000,000	2.625%, 02/01/24	1,006,824	1,213,000
125,000	2.250%, 06/15/27	125,000	117,250
	Cutera Inc.
700,000	2.250%, 03/15/26	700,000	922,746
1,250,000	2.250%, 06/01/28(a)	1,250,000	1,187,507

Principal Amount		Cost	Market Value
$1,635,000	Exact Sciences Corp.,
	0.375%, 03/15/27	$1,674,662	$1,199,681
1,500,000	Insulet Corp.,
	0.375%, 09/01/26	1,496,645	1,717,500
750,000	Paratek Pharmaceuticals Inc.,
	4.750%, 05/01/24	727,809	648,075
850,000	PetIQ Inc.,
	4.000%, 06/01/26	850,000	816,425
		8,278,498	8,113,437
	Materials — 0.1%
233,000	Danimer Scientific Inc.,
	3.250%, 12/15/26(a)	233,000	165,663

	Real Estate Investment Trusts — 4.1%
2,000,000	Arbor Realty Trust Inc.,
	4.750%, 11/01/22	2,000,000	1,979,400
275,000	Braemar Hotels & Resorts Inc.,
	4.500%, 06/01/26	275,000	279,400
900,000	Pebblebrook Hotel Trust,
	1.750%, 12/15/26	987,405	805,950
750,000	Redwood Trust Inc.,
	7.750%, 06/15/27(a)	750,000	660,750
1,300,000	Summit Hotel Properties Inc.,
	1.500%, 02/15/26	1,341,486	1,105,000
		5,353,891	4,830,500
	Retail — 0.6%
640,000	National Vision Holdings Inc.,
	2.500%, 05/15/25	644,981	720,832

	Security Software — 6.1%
1,700,000	Cardlytics Inc.,
	1.000%, 09/15/25	1,848,261	1,282,438
840,000	Nice Ltd.,
	Zero Coupon, 09/15/25	847,112	829,500
165,000	Nice Systems Inc.,
	1.250%, 01/15/24	167,073	380,531
1,500,000	Okta Inc.,
	0.125%, 09/01/25	1,456,993	1,321,500
1,995,000	Verint Systems Inc.,
	0.250%, 04/15/26	2,018,796	1,830,413
1,335,000	Zscaler Inc.,
	0.125%, 07/01/25	1,348,420	1,622,692
		7,686,655	7,267,074
	Semiconductors — 2.9%
2,000,000	Impinj Inc.,
	1.125%, 05/15/27(a)	2,123,109	1,671,680

See accompanying notes to financial statements.

The Gabelli Convertible and Income Securities Fund Inc.

Schedule of Investments (Continued) — June 30, 2022 (Unaudited)

Principal Amount		Cost	Market Value
	CONVERTIBLE CORPORATE BONDS (Continued)
	Semiconductors (Continued)
$300,000	Teradyne Inc.,
	1.250%, 12/15/23	$307,926	$849,960
1,097,000	Wolfspeed Inc.,
	0.250%, 02/15/28(a)	1,136,252	913,252
		3,567,287	3,434,892
	Specialty Chemicals — 0.2%
470,000	Amyris Inc.,
	1.500%, 11/15/26(a)	470,000	194,815

	Telecommunications — 3.2%
750,000	Infinera Corp.,
	2.500%, 03/01/27	722,639	755,429
1,500,000	Kaleyra Inc.,
	6.125%, 06/01/26(a)	1,505,554	1,178,203
700,000	Liberty Latin America Ltd.,
	2.000%, 07/15/24	700,000	609,438
1,225,000	PagerDuty Inc.,
	1.250%, 07/01/25	1,225,745	1,210,453
		4,153,938	3,753,523
	Transportation — 1.0%
1,000,000	Atlas Air Worldwide Holdings Inc.,
	1.875%, 06/01/24	954,408	1,177,500

	TOTAL CONVERTIBLE CORPORATE BONDS	94,156,120	90,031,188
Shares
	MANDATORY CONVERTIBLE SECURITIES(c) — 9.5%
	Automotive: Parts and Accessories — 1.2%
13,600	Aptiv plc, Ser. A,
	5.500%, 06/15/23	1,372,476	1,433,304

	Energy and Utilities — 2.8%
	NextEra Energy Inc.
17,400	5.279%, 03/01/23	848,250	863,910
38,030	6.219%, 09/01/23	1,889,154	1,869,175
11,150	Spire Inc., Ser. A,
	7.500%, 03/01/24	564,500	589,946
		3,301,904	3,323,031
	Financial Services — 2.1%
2,115	2020 Cash Mandatory Exchangeable Trust,
	5.250%, 06/01/23	2,278,684	2,430,346

	Health Care — 0.8%
750	Danaher Corp., Ser. B,
	5.000%, 04/15/23	978,709	992,408
Shares		Cost	Market Value
	Semiconductors — 2.6%
2,085	Broadcom Inc., Ser. A,
	8.000%, 09/30/22	$2,162,593	$3,134,068

	TOTAL MANDATORY CONVERTIBLE SECURITIES	10,094,366	11,313,157

	COMMON STOCKS — 10.4%
	Agriculture — 1.2%
15,561	Bunge Ltd.	1,472,879	1,411,227

	Automotive: Parts and Accessories — 0.1%
5,000	Dana Inc.	99,557	70,350

	Broadcasting — 0.1%
14,000	Grupo Televisa SAB, ADR	155,370	114,520

	Communications Equipment — 1.8%
8,113	American Tower Corp.,
	REIT	941,239	2,073,602

	Computer Hardware — 0.1%
1,000	International Business Machines Corp.	100,816	141,190

	Computer Software and Services — 0.0%
4,000	Kyndryl Holdings Inc.†	66,125	39,120

	Consumer Products — 0.6%
70,000	Swedish Match AB	178,379	713,019

	Diversified Industrial — 0.3%
700	Crane Holdings Co.	68,882	61,292
1,000	ITT Inc.	77,775	67,240
2,600	Textron Inc.	180,860	158,782
		327,517	287,314
	Energy and Energy Services — 0.0%
1,000	Halliburton Co.	25,770	31,360

	Financial Services — 1.9%
500	Alleghany Corp.†	418,425	416,550
1,500	American Express Co.	133,513	207,930
2,500	Bank of America Corp.	68,668	77,825
1,400	Citigroup Inc.	77,224	64,386
500	JPMorgan Chase & Co.	35,921	56,305
2,000	Julius Baer Group Ltd.	53,609	92,264
300	Morgan Stanley	12,661	22,818
7,500	State Street Corp.	342,258	462,375
17,000	The Bank of New York Mellon Corp.	477,784	709,070

See accompanying notes to financial statements.

The Gabelli Convertible and Income Securities Fund Inc.

Schedule of Investments (Continued) — June 30, 2022 (Unaudited)

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Financial Services (Continued)
1,200	The PNC Financial Services Group Inc.	$74,166	$189,324
		1,694,229	2,298,847
	Food and Beverage — 0.2%
600	Pernod Ricard SA	67,942	110,223
600	Remy Cointreau SA	73,781	104,816
		141,723	215,039
	Health Care — 1.4%
8,000	Covetrus Inc.†	166,240	166,000
14,666	Enovis Corp.†	620,823	806,630
500	Johnson & Johnson	59,862	88,755
1,500	Merck & Co. Inc.	47,803	136,755
12,000	Roche Holding AG, ADR	390,026	500,520
		1,284,754	1,698,660
	Real Estate Investment Trusts — 2.2%
15,205	Crown Castle International Corp.	1,753,161	2,560,218

	Retail — 0.1%
300	Costco Wholesale Corp.	12,745	143,784

	Telecommunications — 0.4%
600	Swisscom AG	217,232	331,472
3,500	Verizon Communications Inc.	161,640	177,625
		378,872	509,097
	TOTAL COMMON STOCKS	8,633,136	12,307,347

Principal Amount
	U.S. GOVERNMENT OBLIGATIONS — 4.1%
$4,845,000	U.S. Treasury Bills, 1.033% to 1.647%††, 08/25/22 to 09/22/22	4,832,423	4,830,548

TOTAL INVESTMENTS — 100.0%		$117,716,045	118,482,240

Other Assets and Liabilities (Net)			234,384

PREFERRED STOCK
(337,600 preferred shares outstanding)			(33,760,000)

NET ASSETS — COMMON STOCK
(19,040,029 common shares outstanding)			$84,956,624

NET ASSET VALUE PER COMMON SHARE
($84,956,624 ÷ 19,040,029 shares outstanding)			$4.46

(a)	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(b)	At June 30, 2022, the Fund held an investment in a restricted and illiquid security amounting to $1,422,225 or 1.20% of total investments, which was valued under methods approved by the Board of Directors as follows:

Acquisition Principal Amount	Issuer	Acquisition Date	Acquisition Cost	06/30/22 Carrying Value Per Bond

$630,000	Digitalbridge Operating Co. LLC, 5.750%, 07/15/25	07/17/20	$769,626	$2,257.5000

(c)	Mandatory convertible securities are required to be converted on the dates listed; they generally may be converted prior to these dates at the option of the holder.

†	Non-income producing security.

††	Represents annualized yields at dates of purchase.

ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

The Gabelli Convertible and Income Securities Fund Inc.

Statement of Assets and Liabilities

June 30, 2022 (Unaudited)

Assets:
Investments, at value (cost $117,716,045)	$118,482,240
Cash	20,334
Deposit at brokers	50
Dividends and interest receivable	374,973
Deferred offering expense	114,136
Prepaid expenses	833
Total Assets	118,992,566
Liabilities:
Distributions payable	18,755
Payable for investment advisory fees	101,012
Payable for payroll expenses	39,690
Payable for accounting fees	7,500
Series E Cumulative Preferred Stock, callable and mandatory redemption 10/16/23 (See Notes 2 and 6)	33,760,000
Other accrued expenses	108,985
Total Liabilities	34,035,942
Net Assets Attributable to Common Stockholders	$84,956,624
Net Assets Attributable to Common Stockholders Consist of:
Paid-in capital	$84,506,918
Total distributable earnings	449,706
Net Assets	$84,956,624
Net Asset Value per Common Share:
($84,956,624 ÷ 19,040,029 shares outstanding at $0.001 par value; 998,000,000 shares authorized)	$4.46

Statement of Operations

For the Six Months Ended June 30, 2022 (Unaudited)

Investment Income:
Dividends (net of foreign withholding taxes of $8,952)	$352,202
Interest	486,446
Total Investment Income	838,648
Expenses:
Investment advisory fees	672,524
Interest expense on preferred stock	675,200
Payroll expenses	42,131
Directors’ fees	41,687
Stockholder communications expenses	39,117
Legal and audit fees	36,613
Accounting fees	22,500
Stockholder services fees	21,267
Shelf offering expense	15,836
Custodian fees	7,850
Interest expense	461
Miscellaneous expenses	34,072
Total Expenses	1,609,258
Less:
Expenses paid indirectly by broker (See Note 5)	(1,688)
Net Expenses	1,607,570
Net Investment Loss	(768,922)
Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency:
Net realized gain on investments	2,816,624
Net realized gain on foreign currency transactions	787
Net realized gain on investments and foreign currency transactions	2,817,411
Net change in unrealized appreciation/depreciation :
on investments	(32,849,425)
on foreign currency translations	(2,239)
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	(32,851,664)
Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency	(30,034,253)
Net Decrease in Net Assets Attributable to Common Stockholders Resulting from Operations	$(30,803,175)

See accompanying notes to financial statements.

The Gabelli Convertible and Income Securities Fund Inc.

Statement of Changes in Net Assets Attributable to Common Stockholders

	Six Months Ended June 30, 2022 (Unaudited)	Year Ended December 31, 2021
Operations:
Net investment loss	$(768,922)	$(1,199,627)
Net realized gain on investments and foreign currency transactions	2,817,411	11,732,999
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	(32,851,664)	(8,118,828)
Net Increase/(Decrease) in Net Assets Attributable to Common Stockholders Resulting from Operations	(30,803,175)	2,414,544

Distributions to Common Stockholders:
Accumulated Earnings	(2,348,836)*	(10,542,282)
Return of capital	(2,197,299)*	—

Total Distributions to Common Stockholders	(4,546,135)	(10,542,282)

Fund Share Transactions:
Net increase in net assets from common shares issued upon reinvestment of distributions	797,674	491,633
Net Increase in Net Assets from Fund Share Transactions	797,674	491,633

Net Decrease in Net Assets Attributable to Common Stockholders	(34,551,636)	(7,636,105)

Net Assets Attributable to Common Stockholders:
Beginning of year	119,508,260	127,144,365
End of period	$84,956,624	$119,508,260

*	Based on year to date book income. Amounts are subject to change and recharacterization at year end.

See accompanying notes to financial statements.

The Gabelli Convertible and Income Securities Fund Inc.

Statement of Cash Flows

For the Six Months Ended June 30, 2022 (Unaudited)

Net decrease in net assets attributable to common stockholders resulting from operations	$(30,803,175)

Adjustments to Reconcile Net Decrease in Net Assets Resulting from Operations to Net Cash from Operating Activities:
Purchase of long term investment securities	(35,840,853)
Proceeds from sales of long term investment securities	33,537,070
Net sales of short term investment securities	7,156,667
Net realized gain on investments	(2,816,624)
Net change in unrealized depreciation on investments	32,849,425
Net amortization of discount	230,141
Decrease in dividends and interest receivable	43,991
Decrease in deferred offering expense	15,835
Increase in prepaid expenses	(518)
Decrease in distributions payable	(566,949)
Decrease in payable for investment advisory fees	(28,509)
Increase in payable for payroll expenses	6,874
Increase in payable for accounting fees	3,750
Decrease in other accrued expenses	(73,703)
Net cash provided by operating activities	3,713,422

Net decrease in net assets resulting from financing activities:
Distributions to common stockholders	(4,546,135)
Net increase in net assets from common shares issued upon reinvestment of distributions	797,674
Net cash used in financing activities	(3,748,461)
Net decrease in cash	(35,039)
Cash :
Beginning of year	55,423
End of period	$20,384

Supplemental disclosure of cash flow information and non-cash activities:
Interest paid on preferred stock	$675,200
Interest paid on bank overdrafts	461
Increase in net assets from common shares issued upon reinvestment of distributions	797,674
Value of shares received as part of mergers of certain Fund investments	(13,664,383)

The following table provides a reconciliation of cash, cash held at broker and foreign currency reported within the Statement of Assets and Liabilities that sum to the total of the same amount above at June 30, 2022:

Cash	$20,334
Cash held at broker	50
$20,384

See accompanying notes to financial statements.

The Gabelli Convertible and Income Securities Fund Inc.

Financial Highlights

Selected data for a common share outstanding throughout each period:

	Six Months Ended June 30, 2022		Year Ended December 31,
	(Unaudited)		2021	2020	2019	2018	2017
Operating Performance:
Net asset value, beginning of year	$6.32		$6.76	$5.68	$4.83	$5.57	$5.30
Net investment income/(loss)	(0.04)		(0.06)	(0.01)	0.06	0.09	0.09
Net realized and unrealized gain/(loss) on investments, securities sold short, swap contracts, and foreign currency transactions	(1.58)		0.18	1.57	1.34	(0.22)	0.77
Total from investment operations	(1.62)		0.12	1.56	1.40	(0.13)	0.86
Distributions to Preferred Stockholders: (a)
Net investment income	—		—	—	(0.01)	(0.02)	(0.03)
Net realized gain	—		—	—	(0.06)	(0.07)	(0.08)

Total distributions to preferred stockholders	—		—	—	(0.07)	(0.09)	(0.11)
Net Increase/(Decrease) in Net Assets Attributable to Common Stockholders Resulting from Operations	(1.62)		0.12	1.56	1.33	(0.22)	0.75
Distributions to Common Stockholders:
Net investment income	—		—	(0.02)	(0.08)	(0.10)	(0.12)
Net realized gain	(0.12	)*	(0.56)	(0.46)	(0.37)	(0.38)	(0.36)
Return of capital	(0.12	)*	—	—	(0.03)	—	—

Total distributions to common stockholders	(0.24)		(0.56)	(0.48)	(0.48)	(0.48)	(0.48)
Fund Share Transactions:
Decrease in net asset value from common share transactions	—		—	—	—	(0.02)	—
Increase in net asset value from common shares issued upon reinvestment of distributions	0.00	(b)	0.00 (b)	—	—	0.00 (b)	—
Offering costs and adjustment to offering costs for preferred shares charged to paid-in capital	—		—	—	0.00 (b)	(0.02)	—
Total Fund share transactions	0.00	(b)	0.00 (b)	—	0.00 (b)	(0.04)	—
Net Asset Value Attributable to Common Stockholders, End of Period	$4.46		$6.32	$6.76	$5.68	$4.83	$5.57
NAV total return †	(25.91)%		1.72%	30.17%	28.40%	(5.08)%	14.59%
Market value, end of period	$5.40		$6.88	$6.25	$5.85	$4.39	$5.90
Investment total return ††	(18.08)%		20.11%	16.97%	45.68%	(14.12)%	37.53%
Ratios to Average Net Assets and Supplemental Data:
Net assets including liquidation value of preferred shares, end of period (in 000’s)	$118,717		$153,268	$160,904	$141,847	$114,684	$103,445
Net assets attributable to common shares, end of period (in 000’s)	$84,957		$119,508	$127,144	$106,847	$90,545	79,306
Ratio of net investment income/(loss) to average net assets attributable to common shares before preferred share distributions	(1.52	)%(c)	(0.94)%	(0.14)%	1.17%	1.37%	1.56%

See accompanying notes to financial statements.

The Gabelli Convertible and Income Securities Fund Inc.

Financial Highlights (Continued)

Selected data for a common share outstanding throughout each period:

	Six Months Ended June 30, 2022		Year Ended December 31,
	(Unaudited)		2021		2020		2019		2018	2017
Ratio of operating expenses to average net assets attributable to common shares before fees waived (d)(e)	3.19	%(c)(f)	2.87	%(f)	3.13	%(f)	2.06	%(f)	1.89%	1.96%
Ratio of operating expenses to average net assets attributable to common shares net of advisory fee reduction, if any (e)(g)	3.18	%(c)(f)	2.87	%(f)	3.13	%(f)	2.06	%(f)	1.60%	1.96%
Portfolio turnover rate	26%		35%		44%		45%		42%	27%

Cumulative Preferred Stock:
6.000% Series B Preferred
Liquidation value, end of period (in 000’s)	—		—		—		—		$24,139	$24,139
Total shares outstanding (in 000’s)	—		—		—		—		966	966
Liquidation preference per share	—		—		—		—		$25.00	$25.00
Average market value (h)	—		—		—		—		$25.91	$26.45
Asset coverage per share	—		—		—		—		$118.78	$107.14
4.000% Series E Preferred
Liquidation value, end of period (in 000’s)	$33,760		$33,760		$33,760		$35,000		—	—
Total shares outstanding (in 000’s)	338		338		338		350		—	—
Liquidation preference per share	$100.00		$100.00		$100.00		$100.00		—	—
Average market value (h)(i)	$100.00		$100.00		$100.00		$100.00		—	—
Asset coverage per share	$351.65		$453.99		$476.61		$405.28		—	—
Asset Coverage	352%		454%		477%		405%		475%	429%

†	Based on net asset value per share, adjusted for the rights offering and for reinvestment of distributions at the net asset value per share on the ex-dividend dates. Total return for a period of less than one year is not annualized.

††	Based on market value per share, adjusted for the rights offering and for reinvestment of distributions at prices obtained under the Fund’s dividend reinvestment plan. Total return for a period of less than one year is not annualized.

*	Based on year to date book income. Amounts are subject to change and recharacterization at year end.

(a)	Calculated based on average common shares outstanding on the record dates throughout the periods.

(b)	Amount represents less than $0.005 per share.

(c)	Annualized.

(d)	Ratio of operating expenses to average net assets including liquidation value of preferred shares before fee waived for the six months ended June 30, 2022 and years ended December 31, 2021, 2020, 2019, 2018, and 2017 would have been 2.39%, 2.27%, 2.37%, 1.61%, 1.47%, and 1.50%, respectively.

(e)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For the six months ended June 30, 2022, if credits had not been received, the expense ratios would have been 3.19%. For the years ended December 31, 2021, 2020, 2019, 2018, and 2017, there was no impact on the expense ratios.

(f)	The Fund incurred interest expense on the Series E Preferred Shares issued October 16, 2019. (see Footnotes 2 and 6).

(g)	Ratio of operating expenses to average net assets including liquidation value of preferred shares net of advisory fee reduction for the six months ended June 30, 2022 and years ended December 31, 2021, 2020, 2019, 2018, and 2017 would have been 2.39%, 2.27%, 2.37%, 1.61%, 1.24%, and 1.50%, respectively.

(h)	Based on weekly prices.

(i)	The Series E Preferred is a private placement and is not listed on an exchange, nor does the Fund expect a secondary market to develop. The average market price shown is the $100 liquidation preference of the Series E Preferred.

See accompanying notes to financial statements.

The Gabelli Convertible and Income Securities Fund Inc.

Notes to Financial Statements (Unaudited)

1.  Organization. The Gabelli Convertible and Income Securities Fund was incorporated on December 19, 1988 in Maryland. The Fund is a diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective is to seek a high level of total return through a combination of current income and capital appreciation by investing in convertible securities. The Fund commenced investment operations on July 3, 1989. At a special meeting of stockholders held on February 17, 1995, the Board of Directors (the Board) voted to approve the conversion of the Fund to closed-end status, effective March 31, 1995.

2.  Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (GAAP) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

The global outbreak of the novel coronavirus disease, known as COVID-19, has caused adverse effects on many companies, sectors, nations, regions, and the markets in general, and may continue for an unpredictable duration. The effects of this pandemic may materially impact the value and performance of the Fund, its ability to buy and sell fund investments at appropriate valuations, and its ability to achieve its investment objectives.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the Adviser).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt obligations for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the securities are valued using the closing bid price, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded. OTC futures and options on futures for which market quotations are readily available will be valued by quotations received from a pricing service or, if no quotations are available from a pricing service, by quotations obtained from one or more dealers in the instrument in question by the Adviser.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and

The Gabelli Convertible and Income Securities Fund Inc.

Notes to Financial Statements (Unaudited) (Continued)

changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — quoted prices in active markets for identical securities;

●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A  financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities and other financial instruments by inputs used to value the Fund’s investments as of June 30, 2022 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Total Market Value at 06/30/22
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Convertible Corporate Bonds (a)	—	$90,031,188	$90,031,188
Mandatory Convertible Securities (a)	$8,882,811	2,430,346	11,313,157
Common Stocks (a)	12,307,347	—	12,307,347
U.S. Government Obligations	—	4,830,548	4,830,548
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$21,190,158	$97,292,082	$118,482,240

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

The Fund held no level 3 investments at June 30, 2022 and December 31, 2021.

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds are ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

The Gabelli Convertible and Income Securities Fund Inc.

Notes to Financial Statements (Unaudited) (Continued)

Fair Valuation. Fair valued securities may be common or preferred equities, warrants, options, rights, or fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. When fair valuing a security, factors to consider include recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include backtesting the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in derivative financial instruments for the purposes of increasing the income of the Fund, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

Collateral requirements differ by type of derivative. Collateral requirements are set by the broker or exchange clearing house for exchange traded derivatives, while collateral terms are contract specific for derivatives traded over-the-counter. Securities pledged to cover obligations of the Fund under derivative contracts are noted in the Schedule of Investments. Cash collateral, if any, pledged for the same purpose will be reported separately in the Statement of Assets and Liabilities.

The Fund’s policy with respect to offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

The Fund’s derivative contracts held at June 30, 2022, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

Swap Agreements. The Fund may enter into equity contract for difference swap transactions for the purpose of increasing the income of the Fund. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In

The Gabelli Convertible and Income Securities Fund Inc.

Notes to Financial Statements (Unaudited) (Continued)

an equity contract for difference swap, a set of future cash flows is exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Depending on the general state of short term interest rates and the returns on the Fund’s portfolio securities at the time an equity contract for difference swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.

Unrealized gains related to swaps are reported as an asset and unrealized losses are reported as a liability in the Statement of Assets and Liabilities. The change in value of swaps, including the accrual of periodic amounts of interest to be received or paid on swaps, is reported as unrealized gain or loss in the Statement of Operations. A realized gain or loss is recorded upon receipt or payment of a periodic payment or termination of swap agreements. During the year ended December 31, 2021, the Fund held no investments in equity contract for difference swap agreements.

Limitations on the Purchase and Sale of Futures Contracts, Certain Options, and Swaps. Subject to the guidelines of the Board, the Fund may engage in “commodity interest” transactions (generally, transactions in futures, certain options, certain currency transactions, and certain types of swaps) only for bona fide hedging or other permissible transactions in accordance with the rules and regulations of the Commodity Futures Trading Commission (CFTC). Pursuant to amendments by the CFTC to Rule 4.5 under the Commodity Exchange Act (CEA), the Adviser has filed a notice of exemption from registration as a “commodity pool operator” with respect to the Fund. The Fund and the Adviser are therefore not subject to registration or regulation as a commodity pool operator under the CEA. In addition, certain trading restrictions are now applicable to the Fund which permit the Fund to engage in commodity interest transactions that include (i) “bona fide hedging” transactions, as that term is defined and interpreted by the CFTC and its staff, without regard to the percentage of the Fund’s assets committed to margin and options premiums and (ii) non-bona fide hedging transactions, provided that the Fund does not enter into such non-bona fide hedging transactions if, immediately thereafter, either (a) the sum of the amount of initial margin deposits on the Fund’s existing futures positions or swaps positions and option or swaption premiums would exceed 5% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions, or (b) the aggregate net notional value of the Fund’s commodity interest transactions would not exceed 100% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions. Therefore, in order to claim the Rule 4.5 exemption, the Fund is limited in its ability to invest in commodity futures, options, and certain types of swaps (including securities futures, broad based stock index futures, and financial futures contracts). As a result, in the future the Fund will be more limited in its ability to use these instruments than in the past, and these limitations may have a negative impact on the ability of the Adviser to manage the Fund, and on the Fund’s performance.

Securities Sold Short. The Fund enters into short sale transactions. Short selling involves selling securities that may or may not be owned and, at times, borrowing the same securities for delivery to the purchaser, with an obligation to replace such borrowed securities at a later date. The proceeds received from short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of an open short position on the day of determination. The Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Fund bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are

The Gabelli Convertible and Income Securities Fund Inc.

Notes to Financial Statements (Unaudited) (Continued)

recorded as an expense by the Fund on the ex-dividend date and interest expense is recorded on the accrual basis. The broker retains collateral for the value of the open positions, which is adjusted periodically as the value of the position fluctuates. At June 30, 2022, there were no short sales outstanding.

Series E Cumulative Preferred Stock. For financial reporting purposes only, the liquidation value of preferred stock that has a mandatory call date is classified as a liability within the Statement of Assets and Liabilities and the dividends paid on this preferred stock are included as a component of “Interest expense on preferred stock” within the Statement of Operations. Offering costs are amortized over the life of the preferred stock.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. For the restricted security held at June 30, 2022, refer to the Schedule of Investments.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on an accrual basis. Premiums and

The Gabelli Convertible and Income Securities Fund Inc.

Notes to Financial Statements (Unaudited) (Continued)

discounts on debt securities are amortized using the effective yield to maturity method or amortized to earliest call date, if applicable. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Custodian Fee Credits. When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as “Custodian fee credits.”

Distributions to Stockholders. Distributions to common stockholders are recorded on the ex-dividend date. Distributions to stockholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. These reclassifications have no impact on the NAV of the Fund.

The Fund declares and pays quarterly distributions from net investment income, capital gains, and paid-in capital. The actual source of the distribution is determined after the end of the year. Distributions during the year may be made in excess of required distributions. To the extent such distributions are made from current earnings and profits, they are considered ordinary income or long term capital gains. Distributions sourced from paid-in capital should not be considered as dividend yield or the total return from an investment in the Fund. The Board will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s NAV and the financial market environment. The Fund’s distribution policy is subject to modification by the Board at any time.

Distributions to stockholders of the Fund’s 4.000% Series E Cumulative Preferred Stock (Series E Preferred) are recorded on a daily basis and are determined as described in Note 6.

The tax character of distributions paid during the year ended December 31, 2021 was as follows:

Common
Distributions paid from:
Ordinary income (inclusive of short term capital gains)	$524,233
Net long term capital gains	10,018,049
Total distributions paid	$10,542,282

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

The Gabelli Convertible and Income Securities Fund Inc.

Notes to Financial Statements (Unaudited) (Continued)

The following summarizes the tax cost of investments and the related net unrealized appreciation at June 30, 2022:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$117,748,030	$11,746,483	$(11,012,273)	$734,210

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. During the six months ended June 30, 2022, the Fund did not incur any income tax, interest, or penalties. As of June 30, 2022, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the Advisory Agreement) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, equal on an annual basis to 1.00% of the value of its average daily net assets including the liquidation value of preferred stock. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio and oversees the administration of all aspects of the Fund’s business and affairs.

4. Portfolio Securities. Purchases and sales of securities during the six months ended June 30, 2022, other than short term securities and U.S. Government obligations, aggregated $35,906,616 and $33,498,361, respectively. Purchases and sales of U.S. Government Obligations for the six months ended June 30, 2022, aggregated $20,522,249 and $27,678,916, respectively.

5. Transactions with Affiliates and Other Arrangements. During the six months ended June 30, 2022, the Fund paid $348 in brokerage commissions on security trades to G.research, LLC, an affiliate of the Adviser.

During the six months ended June 30, 2022, the Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. The amount of such expenses paid through this directed brokerage arrangement during this period was $1,688.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. Under the sub-administration agreement with Bank of New York Mellon, the fees paid include the cost of calculating the Fund’s NAV. The Fund reimburses the Adviser for this service. During the six months ended June 30, 2022, the Fund accrued $22,500 in accounting fees in the Statement of Operations.

As per the approval of the Board, the Fund compensates officers of the Fund, who are employed by the Fund and are not employed by the Adviser (although the officers may receive incentive based variable compensation from affiliates of the Adviser). During the six months ended June 30, 2022, the Fund accrued $42,131 in payroll expenses in the Statement of Operations.

The Gabelli Convertible and Income Securities Fund Inc.

Notes to Financial Statements (Unaudited) (Continued)

The Fund pays retainer and per meeting fees to Directors not affiliated with the Adviser, plus specified amounts to the Lead Director and Audit Committee Chairman. Directors are also reimbursed for out of pocket expenses incurred in attending meetings. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

6. Capital. The charter permits the Fund to issue 998,000,000 shares of common stock (par value $0.001). The Board has authorized the repurchase of up to 500,000 common shares on the open market when the shares are trading at a discount of 10% or more (or such other percentage as the Board may determine from time to time) from the NAV of the shares. During the six months ended June 30, 2022 and the year ended December 31, 2021, the Fund did not repurchase any shares of its common stock in the open market.

For the six months ended June 30, 2022 and the year ended December 31, 2021, transactions in common stock were as follows:

	Six Months Ended June 30, 2022 (Unaudited)		Year Ended December 31, 2021
	Shares	Amount	Shares	Amount
Net increase in net assets from common shares issued upon reinvestment of distributions	141,749	$797,674	76,895	$491,633

The Fund’s Articles of Incorporation authorize the issuance of up to 1,995,000 shares of $0.001 par value Preferred Stock. The Preferred Stock is senior to the common stock and results in the financial leveraging of the common stock. Such leveraging tends to magnify both the risks and opportunities to common stockholders. Dividends on shares of the Preferred Stock are cumulative. The Fund is required by the 1940 Act and by the Fund’s Articles Supplementary to meet certain asset coverage tests with respect to the Preferred Stock. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Series E Preferred at a redemption price of $100 per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to common stockholders and could lead to sales of portfolio securities at inopportune times. The income received on the Fund’s assets may vary in a manner unrelated to the fixed and variable rates, which could have either a beneficial or detrimental impact on net investment income and gains available to common stockholders.

As of June 30, 2022, the Fund had an effective shelf registration authorizing the issuance of $125 million in common or preferred shares.

On October 16, 2019, the Fund issued 350,000 shares of Series E Preferred 4.00% Cumulative Preferred Stock, receiving $34,876,680 after the deduction of offering expenses of $123,320. The Series E has a liquidation value of $100 per share and an annual dividend rate of 4.00%. The Series E Preferred is subject to mandatory redemption by the Fund on October 16, 2023. At June 30, 2022, 337,600 shares of Series E Preferred were outstanding and accrued dividends amounted to $18,755.

From April 16, 2020 to October 15, 2020 (the First Put Period), the Fund would accept for redemption, in aggregate, up to 10% of the outstanding Series E Preferred. From October 16, 2020 to October 15, 2021 (the

The Gabelli Convertible and Income Securities Fund Inc.

Notes to Financial Statements (Unaudited) (Continued)

Second Put Period), the Fund will accept for redemption, in aggregate, up to 20% of the outstanding Series E Preferred, with the number of outstanding Series E Preferred determined as of October 16, 2020. A Series E Preferred stockholder may, after notice to the Fund 30 days prior to the respective put period, submit one redemption request for part or all of such holdings in each put period, subject to the respective foregoing percentage limitations. The Fund will redeem such Shares at the liquidation preference plus any accumulated and unpaid dividends. If the capacity limitations for the First Put Period or the Second Put Period are exceeded, the Fund will redeem the Series E Preferred on a pro rata basis. During the period from October 16, 2021 to October 15, 2022 (the Third Put Period), a Series E Preferred stockholder may, with notice 45 days prior to the Fund, submit part or all of such Shares without limitation for redemption at the liquidation preference plus any accumulated and unpaid dividends.

On October 16, 2023, the Fund will redeem any Series E Preferred not previously liquidated at the liquidation preference plus any accumulated and unpaid dividends.

On May 17, 2020, 12,400 shares of the Series E were put back to the Fund at their liquidation preference of $100 per share plus accrued and unpaid dividends.

The holders of Preferred Stock generally are entitled to one vote per share held on each matter submitted to a vote of stockholders of the Fund and will vote together with holders of common stock as a single class. The holders of Preferred Stock voting together as a single class also have the right currently to elect two Directors and, under certain circumstances, are entitled to elect a majority of the Board. In addition, the affirmative vote of a majority of the votes entitled to be cast by holders of all outstanding shares of the preferred stock, voting as a single class, will be required to approve any plan of reorganization adversely affecting the preferred stock, and the approval of two-thirds of each class, voting separately, of the Fund’s outstanding voting stock must approve the conversion of the Fund from a closed-end to an open-end investment company. The approval of a majority (as defined in the 1940 Act) of the outstanding preferred stock and a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities are required to approve certain other actions, including changes in the Fund’s investment objectives or fundamental investment policies.

7.  Significant Shareholder. As of June 30, 2022, approximately XX.X% of the Common Shares were beneficially owned by the Adviser and its affiliates, including managed accounts for which the affiliates of the Adviser have voting control but disclaim pecuniary interest.

8.  Convertible Securities Concentration. The Fund will invest at least 80% of its net assets, under normal market conditions, in a combination of convertible securities and income producing securities (the 80% Policy). The Fund expects to continue its practice of focusing on convertible securities to the extent attractive opportunities are available. The 80% Policy may be changed without stockholder approval. However, the Fund has adopted a policy to provide stockholders with notice at least 60 days prior to the implementation of any change in the 80% Policy.

9.  Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

The Gabelli Convertible and Income Securities Fund Inc.

Notes to Financial Statements (Unaudited) (Continued)

10.  Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

Certifications

The Fund’s Chief Executive Officer has certified to the New York Stock Exchange (NYSE) that, as of June 3, 2022, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund reports to the SEC on Form N-CSR which contains certifications by the Fund’s principal executive officer and principal financial officer that relate to the Fund’s disclosure in such reports and that are required by Rule 30a-2(a) under the 1940.Act.

Stockholder Meeting – May 9, 2022 – Final Results

The Fund’s Annual Meeting of Stockholders was held virtually on May 9, 2022. At that meeting, common and preferred stockholders, voting together as a single class, re-elected Thomas H. Dinsmore, Daniel D. Harding, and Agnes Mullady as Directors of the Fund, with 12,925,442 votes, 12,939,747 votes, and 12,937,464 votes cast in favor of these Directors, and 177,281 votes, 162,976 votes, and 165,259 votes withheld for these Directors, respectively.

In addition, preferred stockholders, voting as a separate class, re-elected Werner J. Roeder as a Director of the Fund, with 279,483 votes cast in favor of this Director and no votes withheld for this Director.

John Birch, E. Val Cerutti, Anthony S. Colavita Vincent D. Enright, Leslie F. Foley, Michael J. Melarkey, Kuni Nakamura, Anthonie C. van Ekris and Salvatore J. Zizza continue to serve in their capacities as Directors of the Fund.

We thank you for your participation and appreciate your continued support.

The Gabelli Convertible and Income Securities Fund Inc.

Additional Fund Information (Unaudited)

Change in the Registrant’s Independent Public Accountant

Effective August 17, 2022, the Board of Directors (the Board) of Gabelli Convertible & Income Securities Fund Inc., a Maryland corporation (the Fund), including a majority of the Independent Directors, upon recommendation and approval of the Audit Committee, appointed Tait Weller (Tait) to serve as the Fund’s independent registered public accounting firm for the fiscal year ending December 31, 2022. Tait replaces PricewaterhouseCoopers LLP (PWC) in this role. PWC did not resign and did not decline to stand for re-election. The Fund knows of no direct financial or material indirect financial interest of Tait in the Fund.

PWC’s reports on the financial statements of the Fund for the fiscal years ended December 31, 2021; December 31, 2020; December 31, 2019; December 31, 2018; and December 31, 2017 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principle.

During the fiscal years ended December 31, 2021; December 31, 2020; December 31, 2019; December 31, 2018; and December 31, 2017, and the subsequent interim period through August 17, 2022, there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) with PWC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PWC, would have caused PWC to make reference to the subject matter of the disagreements in connection with their reports on the Fund’s financial statements for such fiscal years.

During the fiscal years ended December 31, 2021; December 31, 2020; December 31, 2019; December 31, 2018; and December 31, 2017, and the subsequent interim period through August 17, 2022, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

During the fiscal years ended December 31, 2021; December 31, 2020; December 31, 2019; December 31, 2018; and December 31, 2017, and the subsequent interim period prior to engaging Tait, neither the Fund, nor anyone on its behalf, consulted with Tait with respect to: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might have been rendered on the Fund’s financial statements, and no written report or oral advice was provided that Tait concluded was an important factor considered by the Fund in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Gabelli Convertible and Income Securities Fund Inc.

Board Consideration and Re-Approval of Investment Advisory Agreement (Unaudited)

At its meeting on May 12, 2022, the Board of the Fund approved the continuation of the investment advisory contract with the Adviser for the Fund on the basis of the recommendation by the directors who are not “interested persons” of the Fund (the Independent Board Members). The following paragraphs summarize the material information and factors considered by the Independent Board Members as well as their conclusions relative to such factors.

Nature, Extent, and Quality of Services. The Independent Board Members considered information regarding the portfolio managers, the depth of the analyst pool available to the Adviser and the portfolio managers, the scope of supervisory, administrative, shareholder, and other services supervised or provided by the Adviser, and the absence of significant service problems reported to the Board. The Independent Board Members noted the experience, length of service, and reputation of the portfolio managers.

Investment Performance. The Independent Board Members reviewed the performance of the Fund for the one, three, five, and ten year periods ended March 31, 2022, against a peer group of five other convertible and total return income oriented funds selected by the Adviser (the Adviser Peer Group) and against a peer group consisting of funds in the Fund’s Lipper category (the Lipper Peer Group). The Independent Board Members noted that the Fund’s performance was in the third tercile for the one year period, the second tercile for the three year and ten year periods, and the first tercile for the five year period for the Adviser Peer Group, and in the fourth quintile for the one year period and in the second quintile for the three, five, and ten year periods for the Lipper Peer Group. The Independent Board Members discussed these comparative performance results, noted the Fund’s strong longer term performance record, and recalled Mr. J. Dinsmore’s earlier detailed discussion of recent market conditions impacting convertible securities, as well as his discussion of a more optimistic outlook in the coming year.

Profitability. The Independent Board Members reviewed summary data regarding the profitability of the Fund to the Adviser both with an administrative overhead charge and without such charge. The Board also reviewed materials showing that a portion of the Fund’s portfolio transactions was executed by the Adviser’s affiliated broker, resulting in incremental profits to the broker.

Economies of Scale. The Independent Board Members considered the major elements of the Adviser’s cost structure and the relationship of those elements to potential economies of scale. The Independent Board Members noted that the Fund was a closed-end fund and unlikely to realize any economies of scale potentially available through growth in the absence of additional offerings.

Sharing of Economies of Scale. The Independent Board Members noted that the investment advisory fee schedule for the Fund does not take into account any potential economies of scale that may develop.

Service and Cost Comparisons. The Independent Board Members compared the expense ratios of the investment advisory fee, other expenses, and total expenses of the Fund to similar expense ratios of the Adviser Peer Group and the Lipper Peer Group and noted that the advisory fee includes substantially all administrative services of the Fund as well as investment advisory services of the Adviser. The Independent Board Members noted that the Fund’s expense ratios were above average and the Fund’s size was below average within the applicable peer groups. The Independent Board Members noted that the management fee reflected by Lipper is the aggregate fee paid by a fund (including fees attributable to both common and preferred shares) as a percentage of the assets attributable to common shares, which may result in the calculation of a higher

The Gabelli Convertible and Income Securities Fund Inc.

Board Consideration and Re-Approval of Investment Advisory Agreement (Unaudited) (Continued)

management fee percentage than the stated contractual fee for any funds employing leverage. The Independent Board Members were presented with information comparing the advisory fee to the fee for other types of accounts managed by the Adviser.

Conclusions. The Independent Board Members concluded that the Fund enjoyed highly experienced portfolio management services, good ancillary services, and an acceptable performance record within its relatively conservative stance, particularly with respect to long term performance. The Independent Board Members also concluded that the Fund’s expense ratios were acceptable in light of the Fund’s size, and that, in part due to the Fund’s structure as a closed-end fund, economies of scale were not a significant factor in their thinking. The Independent Board Members did not view the potential profitability of ancillary services as material to their decision. On the basis of the foregoing and without assigning particular weight to any single conclusion, the Independent Board Members determined to recommend the continuation of the Advisory Agreement to the full Board.

Based on a consideration of all these factors in their totality, the Board Members, including all of the Independent Board Members, determined that the Fund’s advisory fee was appropriate in light of the quality of services provided and in light of the other factors described above that the Board deemed relevant. Accordingly, the Board Members determined to approve the continuation of the Fund’s Advisory Agreement. The Board Members based their decision on evaluations of all these factors as a whole and did not consider any one factor as all important or controlling.

THE GABELLI CONVERTIBLE & INCOME SECURITIES FUND INC.

AND YOUR PERSONAL PRIVACY

Who are we?

The Gabelli Convertible & Income Securities Fund Inc. is a closed-end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc., a publicly held company that has subsidiaries that provide investment advisory services for a variety of clients.

What kind of non-public information do we collect about you if you become a fund shareholder?

When you purchase shares of the Fund on the New York Stock Exchange, you have the option of registering directly with our transfer agent in order, for example, to participate in our dividend reinvestment plan.

●	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

●	Information about your transactions with us. This would include information about the shares that you buy or sell; it may also include information about whether you sell or exercise rights that we have issued from time to time. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www. sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information.

AUTOMATIC DIVIDEND REINVESTMENT

AND VOLUNTARY CASH PURCHASE PLANS

Under the Fund’s Automatic Dividend Reinvestment Plan and Voluntary Cash Purchase Plan (the “Plan”), a shareholder whose shares of common s tock are registered in his or her own name will have all distributions reinvested automatically by Computershare Trust Company, N.A. ("Computershare"), which is an agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in “street name”) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own shares of common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to investors who do not participate in the Plan will be paid by check mailed directly to the record holder by Computershare as dividend-disbursing agent.

Enrollment in the Plan

It is the policy of The Gabelli Convertible and Income Securities Fund (the “Fund”) to automatically reinvest dividends payable to common shareholders. As a “registered” shareholder you automatically become a participant in the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”). The Plan authorizes the Fund to credit common shares to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Fund. Plan participants may send their common shares certificates to Computershare Trust Company, N.A. ("Computershare") to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distributions in cash may submit this request through the Internet, by telephone or in writing to:

The Gabelli Convertible and Income Securities Fund

c/o Computershare

P.O. Box 505000

Louisville, KY 40233-5000

Telephone: (800) 336-6983

Website: www.computershare.com/investor

Shareholders requesting this cash election must include the shareholder’s name and address as they appear on the Fund’s records. Shareholders with additional questions regarding the Plan or requesting a copy of the terms of the Plan, may contact Computershare at the website or telephone number above.

If your shares are held in the name of a broker, bank, or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of “street name” and re-registered in your own name. Once registered in your own name your distributions will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in “street name” at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

The number of shares of common stocks distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Fund’s common shares is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of common stocks valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Fund’s common stocks The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange (“NYSE”) trading day, the next trading day. If the net asset value of the common stocks at the time of valuation exceeds the market price of the common stocks, participants will receive shares from the Fund valued at market price. If the Fund should declare a dividend or capital gains distribution payable only in cash, Computershare will buy shares of common stocks in the open market, or on the NYSE or elsewhere, for the participants’ accounts, except that Computershare will endeavor to terminate purchases in the open market and cause the Fund to issue shares at net asset value if, following the commencement of such purchases, the market value of the common stocks exceeds the then current net asset value.

The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

AUTOMATIC DIVIDEND REINVESTMENT

AND VOLUNTARY CASH PURCHASE PLANS

(Continued)

Voluntary Cash Purchase Plan

The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Fund. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.

Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to Computershare for investments in the Fund’s shares at the then current market price. shareholders may send an amount from $250 to $10,000. Computershare will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. Computershare will charge each shareholder who participates $0.75, plus a per share fee (currently $0.02 per share). Per share fees include any applicable brokerage commissions Computershare is required to pay and fees for such purchases are expected to be less than the usual fees for such transactions. It is suggested that any voluntary cash payments be sent to Computershare, P.O. Box 6006, Carol Stream, IL 60197-6006 such that Computershare receives such payments approximately two business days before the 1st and 15th of the month. Funds not received at least two business days before the investment date shall be held for investment until the next purchase date. A payment may be withdrawn without charge if notice is received by Computershare at least two business days before such payment is to be invested.

Shareholders wishing to liquidate shares held at Computershare may do so through the Internet, in writing or by telephone to the above-mentioned website, address or telephone number. Include in your request your name, address, and account number. Computershare will sell such shares through a broker-dealer selected by Computershare within 5 business days of receipt of the request. The sale price will equal the weighted average price of all shares sold through the Plan on the day of the sale, less applicable fees. Participants should note that Computershare is unable to accept instructions to sell on a specific date or at a specific price. The cost to liquidate shares is $2.50 per transaction as well as the per share fee (currently $0.10 per share) Per share fees include any applicable brokerage commissions Computershare is required to pay and are expected to be less than the usual fees for such transactions.

More information regarding the Automatic Dividend Reinvestment Plan and Voluntary Cash Purchase Plan is available by calling (914) 921-5070 or by writing directly to the Fund.

The Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 30 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by Computershare on at least 30 days written notice to participants in the Plan.

THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.

One Corporate Center

Rye, NY 10580-1422

Portfolio Management Team Biographies

Mario J. Gabelli, CFA, is Chairman, Chief Executive Officer, and Chief Investment Officer - Value Portfolios of GAMCO Investors, Inc. that he founded in 1977, and Chief Investment Officer - Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. He is also Executive Chairman of Associated Capital Group, Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

James A. Dinsmore, CFA, joined Gabelli Funds, LLC in 2015. He currently serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Fund Complex. Mr. Dinsmore received a BA in Economics from Cornell University and an MBA degree from Rutgers University.

Thomas H. Dinsmore, CFA, joined Gabelli Funds, LLC in 2015. He currently serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Fund Complex. Previously Mr. Dinsmore was Chairman and CEO of Dinsmore Capital Management; CEO and Portfolio Manager of Bancroft Fund Ltd; and CEO, Portfolio Manager, and co-founder of Ellsworth Growth and Income Fund Ltd. He received a BS in Economics from the Wharton School of Business and an MA degree in Economics from Fairleigh Dickinson University.

The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading “Convertible Securities Funds,” in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed-End Funds section under the heading “Convertible Securities Funds.”

The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.

The NASDAQ symbol for the Net Asset Value is “XGCVX”.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may, from time to time, purchase its common shares in the open market when the Fund’s shares are trading at a discount of 10% or more from the net asset value of the shares.

t 800-GABELLI (800-422-3554)
f 914-921-5118
e info@gabelli.com
GABELLI.COM

DIRECTORS

John Birch
Partner,
The Cardinal Partners Global

E. Val Cerutti
Chief Executive Officer,
Curutti Consultants, Inc.

Anthony S. Colavita
President,
Anthony S. Colavita, P.C.

Thomas H. Dinsmore, CFA
Portfolio Manager,
Gabelli Funds, LLC

Vincent D. Enright
Former Senior Vice President
And Chief Financial Officer,
KeySpan Corp.

Leslie F. Foley
Attorney,
Addison Gallery of American Art

Daniel D. Harding
Managing General Director,
Global Equity Income Fund

Michael J. Melarkey
Of Counsel,
McDonald Carano Wilson LLP

Agnes Mullady
Former Senior Vice President,
GAMCO Investors, Inc.

Kuni Nakamura
President,
Advanced Polymer, Inc.

Werner J. Roeder
Former Medical Director,
Lawrence Hospital

Anthonie C. van Ekris
Chairman,
BALMAC International Inc.

Salvatore J. Zizza
Chairman,
Zizza and Associates Corp.

OFFICERS

John C. Ball
President & Treasurer

Peter Goldstein
Secretary & Vice President

Richard J. Walz
Chief Compliance Officer

Laurissa M. Martire
Vice President & Ombudsman

Bethany A. Uhlein
Vice President & Ombudsman

Daniel Plourde
Vice President

INVESTMENT ADVISER

CUSTODIAN

State Street Bank and Trust Company

COUNSEL

Skadden, Arps, Slate, Meagher & Flom LLP

TRANSFER AGENT AND REGISTRAR

Computershare Trust Company, N.A.

GCV Q2/2022

GABELLI FUNDS

THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND, INC.

GCV

Semiannual Report
June 30, 2022

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 01/01/2022 through 01/31/2022	Common – N/A Preferred Series E – N/A	Common – N/A Preferred Series E – N/A	Common – N/A Preferred Series E – N/A	Common – 18,912,414 Preferred Series E – 337,600
Month #2 02/01/2022 through 02/28/2022	Common – N/A Preferred Series E – N/A	Common – N/A Preferred Series E – N/A	Common – N/A Preferred Series E – N/A	Common – 18,912,414 Preferred Series E – 337,600
Month #3 03/01/2022 through 03/31/2022	Common – N/A Preferred Series E – N/A	Common – N/A Preferred Series E – N/A	Common – N/A Preferred Series E – N/A	Common – 18,972,046 Preferred Series E – 337,600
Month #4 04/01/2022 through 04/30/2022	Common – N/A Preferred Series E – N/A	Common – N/A Preferred Series E – N/A	Common – N/A Preferred Series E – N/A	Common – 18,972,046 Preferred Series E – 337,600
Month #5 05/01/2022 through 05/31/2022	Common – N/A Preferred Series E – N/A	Common – N/A Preferred Series E – N/A	Common – N/A Preferred Series E – N/A	Common – 18,972,046 Preferred Series E – 337,600
Month #6 06/01/2022 through 06/30/2022	Common – N/A Preferred Series E – N/A	Common – N/A Preferred Series E – N/A	Common – N/A Preferred Series E – N/A	Common – 19,040,029 Preferred Series E – 337,600
Total	Common – N/A Preferred Series E – N/A	Common – N/A Preferred Series E – N/A	Common – N/A Preferred Series E – N/A	N/A

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a.	The date each plan or program was announced – The notice of the potential repurchase of common and preferred shares occurs semiannually in the Fund’s reports to shareholders in accordance with Section 23(c) of the Investment Company Act of 1940, as amended.

b.	The dollar amount (or share or unit amount) approved – Any or all common shares outstanding may be repurchased when the Fund’s common shares are trading at a discount of 10% or more from the net asset value of the shares. Any or all preferred shares outstanding may be repurchased at a discount to the liquidation value.

c.	The expiration date (if any) of each plan or program – The Fund’s repurchase plans are ongoing.

d.	Each plan or program that has expired during the period covered by the table – The Fund’s repurchase plans are ongoing.

e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. – The Fund’s repurchase plans are ongoing.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	The registrant’s certifying officers are not aware of any changes in the registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes Oxley Act of 2002 are attached hereto.

(a)(2)(1)	Not applicable.

(a)(2)(2)	On August 24, 2022, PricewaterhouseCoopers LLP (“PwC”) resigned, at the request of the Fund, as the independent registered public accounting firm to the Fund. The Audit Committee of the Fund’s Board of Directors participated in, and approved, the decision to change the independent registered public accounting firm. PwC’s reports on the Fund’s financial statements for the fiscal periods ended December 31, 2021 and December 31, 2020 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope, or accounting principle. During the Fund’s fiscal periods ended December 31, 2021 and December 31, 2020 and the subsequent interim period through August 24, 2022, (i) there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused them to make reference to the subject matter of the disagreements in connection with their reports on the Fund’s financial statements for such periods, and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

On August 17, 2022, the Audit Committee of the Fund’s Board of Directors approved the engagement of Tait, Weller & Baker LLP (“Tait”) as the Fund’s independent registered public accounting firm for the fiscal year ending December 31, 2022. The selection of Tait does not reflect any disagreements with or dissatisfaction by the Fund or the Board of Directors with the performance of the Fund’s prior independent registered public accounting firm, PwC. During the Fund’s fiscal periods ended December 31, 2021 and December 31, 2020 and the subsequent interim period through August 24, 2022, neither the Fund, nor anyone on its behalf, consulted with Tait on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund’s financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

(a)(4)	Consent of Independent Public Registered Accounting Firm.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

101	Inline Interactive Data File.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Gabelli Convertible and Income Securities Fund Inc.

By (Signature and Title)*	/s/ John C. Ball
John C. Ball, Principal Executive Officer

Date	September 7, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John C. Ball
John C. Ball, Principal Executive Officer

Date	September 7, 2022

By (Signature and Title)*	/s/ John C. Ball
John C. Ball, Principal Financial Officer and Treasurer

Date	September 7, 2022

* Print the name and title of each signing officer under his or her signature.